Exhibit 4.15

EXECUTION COPY

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT

July 23, 2018

Jerel A Banks, M.D., Ph.D.

Executive Chairman

Benitec Biopharma Limited

Suite 1201, 99 Mount Street

North Sydney NSW 2060

Australia

Re:Amendment No. 1 to License and Collaboration Agreement between Axovant Sciences GmbH and Benitec Biopharma Limited.

Dear Dr. Banks,

Reference is made to that certain License and Collaboration Agreement between Axovant Sciences GmbH and Benitec Biopharma Limited entered into as of July 9, 2018 (the “Agreement”). Capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Agreement.

The Parties agree that Exhibit A of the Agreement is replaced in its entirety with Exhibit A attached hereto.

Except as set forth above, all terms and conditions of the Agreement remain in full force and effect.

Accepted and Agreed

For Axovant Sciences GmbH:

By: /s/Mark Altmeyer

Mark Altmeyer

President & COO, Axovant Sciences GmbH

Accepted and Agreed For Benitec Biopharma Limited: By: /s/Peter Francis Name: Peter Francis Title: Director	By: /s/Megan Boston Name: Megan Boston Title: Executive Director

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Exhibit A	Benitec Patents as of the Effective Date

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